================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February [24], 2003


                                -----------------



                               THE SHAW GROUP INC.

             (Exact name of registrant as specified in its charter)



 Louisiana                            0-22992                   72-1106167
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                         Identification Number)


                    4171 Essen Lane
                Baton Rouge, Louisiana                           70809
       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (225) 932-2500

                                 Not applicable
         (Former name or former address, if changed since last report.)

================================================================================

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

         Exhibit Number                     Description of Exhibit
         --------------                     ----------------------
         99.1                             Press Release dated April 14, 2003


Item 9.           REGULATION FD DISCLOSURE

On April 14 ,2003, The Shaw Group Inc. (the "Registrant") issued a press release announcing that after extensive negotiations it has agreed upon terms with PG&E National Energy Group ("NEG"), the project entities and their lenders for the settlement of claims related to the completion of the Harquahala and Covert power plant projects. The information regarding this press release is being furnished to the Securities and Exchange Commission (the "SEC") pursuant to the requirements of Regulation FD.

On April 14, 2003, the Registrant issued a press release announcing its financial results for the second quarter ended February 28, 2003. The information regarding this press release is being furnished to the SEC pursuant to Item 12 of Form 8-K.

The full text of the press release dated April 14, 2003 announcing the non-definitive settlement of claims related to the completion of the Harquahala and Covert power plant projects is set forth below. The full text of the press release dated April 14, 2003 announcing the Registrant's earnings results for the second quarter ended February 28, 2003 is furnished to the SEC as an exhibit to this Current Report on Form 8-K pursuant to Item 12 of Form 8-K.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

                                      ####

            SHAW REACHES AGREEMENT ON Harquahala and Covert Projects


Baton Rouge, Louisiana, April 14, 2003 - The Shaw Group Inc. (NYSE: SGR) ("Shaw" or "the Company") today announced that after extensive negotiations it has agreed upon terms with PG&E National Energy Group ("NEG"), the project entities and their lenders for the settlement of claims related to the completion of the Harquahala and Covert power plant projects.

Under the proposed settlement, parties will enter into a new agreement, which provides for a fixed-price contract to complete the projects under revised schedules, and an increase of $65 million over the original target prices. As a result of the agreement, the Company will realize a $19 million after-tax charge relating to the settlement of claims for the completion of the Harquahala and Covert power plant projects.

Shaw, through its subsidiary Stone & Webster, Inc., is the EPC contractor on the two projects. The Company has been in discussions with NEG and its lenders since October 2002 regarding NEG's ability to assure payment to the Company on the projects. Shaw recently announced the termination of the contracts for these projects, but continued work while in negotiations.

"Over the last several months, the management teams of NEG and Shaw, along with representatives of NEG's lenders, have been working diligently to come to a mutually agreeable resolution," stated J. M. Bernhard, Jr., Shaw's Chairman, President and Chief Executive Officer. "While we have experienced numerous challenges on these projects due to NEG's financial difficulties, we are pleased to have reached an agreement that eliminates litigation risk for all parties involved and allows Shaw to complete these projects with reduced uncertainty."

The Company, NEG, the project entities and the lenders have executed a term sheet which is subject to definitive documentation. The parties are working diligently to that end and expect this settlement to be consummated before April 30, 2003.

Shaw expects to complete Harquahala by September 2003 and Covert by December
2003.

The Shaw Group Inc. offers a broad range of services to clients in the environmental and infrastructure, power and process industries worldwide. The Company is a leading provider of consulting, engineering, construction, remediation and facilities management services to the environmental, infrastructure and homeland security markets. Shaw is also a vertically-integrated provider of comprehensive engineering, consulting, procurement, pipe fabrication, construction and maintenance services to the power and process industries. The Company is headquartered in Baton Rouge, Louisiana with offices and operations in North America, South America, Europe, the Middle East and the Asia-Pacific region and employs approximately 17,000 people. For more information please visit our website at www.shawgrp.com .

For more information on The Shaw Group Inc., please contact Robert L. Belk, Executive Vice President and Chief Financial Officer, at
225-932-2500.


The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained herein that are not historical facts (including without limitation statements to the effect that the Company or its management "believes," "expects," "anticipates," "plans," or other similar expressions) and statements related to revenues, earnings, backlog, or other financial information or results are forward-looking statements based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions and are subject to change based upon various factors. Should one or more of such risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A description of some of the risks and uncertainties that could cause actual results to differ materially from such forward-looking statements can be found in the Company's reports and registration statements filed with the Securities and Exchange Commission, including its Form 10-K and Form 10-Q, reports and on the Company's web-site under the heading "Forward Looking Statement". These documents are also available from the Securities and Exchange Commission or from the Investor Relations department of Shaw. For more information on the company and announcements it makes from time to time on a regional basis visit our web site at www.shawgrp.com.

                                      ####

Item 12.               REGULATION FD DISCLOSURE

The information provided in this Current Report on Form 8-K regarding the Registrant's financial results for the second quarter ended February 28, 2003, including the press release included as Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 12 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          THE SHAW GROUP INC.
                                  (Registrant)

Date:    April 14, 2003                             /s/ Robert L. Belk
                                                -------------------------------
                                                       Robert L. Belk
                            Executive Vice President and Chief Financial Officer

                            EXHIBIT 99.1








               THE SHAW GROUP INC. ANNOUNCES FINANCIAL RESULTS FOR
                        THE SECOND QUARTER OF FISCAL 2003

                     Agreement Reached with NEG Resulting in
                          $19 Million After-Tax Charge


Baton Rouge, Louisiana, April 14, 2003 - The Shaw Group Inc. (NYSE: SGR) ("Shaw" or "the Company") today announced a loss of $7.9 million, or $0.21 per diluted share, for the second quarter ended February 28, 2003 after recording a $19 million after-tax charge relating to the settlement of claims with PG&E National Energy Group ("NEG") for the completion of the Harquahala and Covert power plant projects, the details of which were provided in a separate announcement released today. Earnings for the three months ended February 28, 2002 were $21.3 million, or $0.51 per diluted share.

Revenues for the second quarter of fiscal 2003 increased 27% to $720.5 million compared to the prior year's second quarter revenues of $566.2 million.

Shaw booked over $960 million in new awards during the second quarter, 50% of which were from the Company's environmental and infrastructure business. Backlog for the second quarter totaled $5.0 billion, compared to $4.5 billion reported at February 28, 2002, with approximately 90% of the total backlog relating to projects for the domestic market. Approximately $2.0 billion, or 40%, of total backlog is expected to be worked off during the next 12 months.

J. M. Bernhard, Jr., Shaw's Chairman, President and Chief Executive Officer, commented, "In addition to our healthy bookings in the quarter, we continue to be encouraged by the level of bidding activity across all business segments, which allows us to remain optimistic about our operations going forward. Furthermore, through the continued integration of our businesses we are realizing greater operational efficiencies and also leveraging our capabilities to broaden our customer base and bring greater value to our stakeholders."

For the six months ended February 28, 2003, the Company reported earnings of $8.6 million, or $0.22 per diluted share. This compares to earnings of $40.3 million, or $0.95 per diluted share, for the six months ended February 28, 2002. Revenues for the six months ended February 28, 2003 increased approximately 70% to $1.7 billion compared to $1.0 billion in revenues for the same period last year.

Robert L. Belk, Executive Vice President and Chief Financial Officer, stated, "The recent tender for 49% of our outstanding convertible debt and the simultaneous closing of our $250 million credit facility should alleviate concerns regarding our future cash position."

On March 31, 2003, Shaw completed its tender offer for 49% or $384.6 million aggregate principal amount at maturity of its Liquid Yield Option(TM) Notes due 2021, with the proceeds of its recent senior notes offering. Concurrent with the closing of its senior notes offering, the Company amended and restated its $250 million credit facility.

The Shaw Group Inc. offers a broad range of services to clients in the environmental and infrastructure, power and process industries worldwide. The Company is a leading provider of consulting, engineering, construction, remediation and facilities management services to the environmental, infrastructure and homeland security markets. Shaw is also a vertically-integrated provider of comprehensive engineering, consulting, procurement, pipe fabrication, construction and maintenance services to the power and process industries. The Company is headquartered in Baton Rouge, Louisiana with offices and operations in North America, South America, Europe, the Middle East and the Asia-Pacific region and employs approximately 17,000 people. For more information please visit our website at www.shawgrp.com .

For more information on The Shaw Group Inc., please contact Bob Belk, Executive Vice President and Chief Financial Officer, at 225-932-2500.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained herein that are not historical facts (including without limitation statements to the effect that the Company or its management "believes," "expects," "anticipates," "plans," or other similar expressions) and statements related to revenues, earnings, backlog, or other financial information or results are forward-looking statements based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions and are subject to change based upon various factors. Should one or more of such risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A description of some of the risks and uncertainties that could cause actual results to differ materially from such forward-looking statements can be found in the Company's reports and registration statements filed with the Securities and Exchange Commission, including its Form 10-K and Form 10-Q, reports and on the Company's web-site under the heading "Forward Looking Statement". These documents are also available from the Securities and Exchange Commission or from the Investor Relations department of Shaw. For more information on the company and announcements it makes from time to time on a regional basis visit our web site at www.shawgrp.com.

                  REVENUE AND BACKLOG BY INDUSTRY AND GEOGRAPHY

                               Revenue by Industry
                    (Second Quarter Ended February 28, 2003)

                  Power    Generation                $   319.2 million    44 %
                  Environmental & Infrastructure     $   269.0 million    37 %
                  Process Industries                 $   107.7 million    15 %
                  Other Industries                   $    24.6 million     4 %
                                                     ------------------  -------
                  Total                              $   720.5 million   100 %


                              Revenue by Geography
                    (Second Quarter Ended February 28, 2003)

                  United States                      $   597.1 million    83 %
                  Asia/Pacific Rim                   $     59.7 million    8 %
                  Europe                             $     28.2 million    4 %
                  Other North American               $     23.6 million    3 %
                  Other                              $       6.4 million   1 %
                  South America                      $       3.2 million   1 %
                  Middle East                        $       2.3 million   0 %
                                                     ------------------- -------
                  Total                              $   720.5 million   100 %


                              Backlog by Industry
                             (At February 28, 2003)

                  Environmental & Infrastructure     $2,543.4 million     50 %
                  Power Generation
                       Nuclear Power                 $1,228.4 million     24 %
                       Fossil Fuel EPC               $  406.6 million      8 %
                       Other Power                   $  143.5 million      3 %
                  Process Industries                 $  645.3 million     13 %
                  Other Industries                   $   75.7 million      2 %
                                                     ------------------  -------
                  Total                              $5,042.9 million    100 %


                              Backlog by Geography
                             (At February 28, 2003)

                  Domestic                           $4,528.8 million     90 %
                  International                      $  514.1 million     10 %
                                                     -----------------   ------
                  Total                              $5,042.9 million    100 %



----------------------------------------------------------------------------------------------------------------------------
                               The Shaw Group Inc.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                      Consolidated Statements of Operations
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                    (In thousands, except per share amounts)
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----------------------------------------------------------------------------------------------------------------------------
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
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                 Three Months Ended            Six Months Ended
----------------------------------------------------------------------------------------------------------------------------
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                                                            February 28,                       February 28,
----------------------------------------------------------------------------------------------------------------------------
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                                                                2003            2002              2003             2002
----------------------------------------------------------------------------------------------------------------------------
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
Income:
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
   Revenues                                               $      720,458   $     566,227     $   1,717,364    $   1,019,836
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
   Cost of revenues                                              678,605         498,485         1,593,085          889,384
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
     Gross profit                                                 41,853          67,742           124,279          130,452
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
General and administrative expenses                               49,230          33,026            99,122           63,934
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Operating income (loss)                                           (7,377)         34,716            25,157           66,518
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Interest expense                                                  (5,759)         (5,431)          (11,533)         (11,236)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Interest income                                                    2,065           2,399             3,604            5,421
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Other income, net                                                    132              77                33              444
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                  (3,562)         (2,955)           (7,896)          (5,371)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes and earnings (losses)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
   from unconsolidated entities                                  (10,939)         31,761            17,261           61,147
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Provision for income taxes (benefit)                              (4,456)         11,434             5,696           22,019
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Income (loss) before earnings (losses) from
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
   unconsolidated entities                                        (6,483)         20,327            11,565           39,128
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Earnings (losses) from unconsolidated entities (net of taxes)     (1,389)          1,013            (2,984)           1,164
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Net Income (loss)                                         $       (7,872)  $      21,340     $       8,581    $      40,292
------------------------------------------------------------=============----============------============-----============
------------------------------------------------------------=============----============------============-----============

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Basic income (loss) per common share:
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
   Net income (loss) available to common shareholders     $       (7,872)  $      21,340     $       8,581    $      40,292
------------------------------------------------------------=============----============------============-----============
------------------------------------------------------------=============----============------============-----============
   Weighted average common shares                                 37,741          40,299            38,081           40,610
------------------------------------------------------------=============----============------============-----============
------------------------------------------------------------=============----============------============-----============
   Net income (loss) per common share                     $        (0.21)  $        0.53     $        0.23    $        0.99
------------------------------------------------------------=============----============------============-----============
------------------------------------------------------------=============----============------============-----============

----------------------------------------------------------------------------------------------------------------------------
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Diluted income (loss) per common share:
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
   Net income (loss) available to common shareholders     $       (7,872)  $      21,340     $       8,581    $      40,292
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
   Interest on convertible debt, net of taxes                         --           2,652                --            5,284
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
   Net income (loss) for diluted computation              $       (7,872)  $      23,992     $       8,581    $      45,576
------------------------------------------------------------=============----============------============-----============
------------------------------------------------------------=============----============------============-----============
   Weighted average common shares                                 37,741          47,455            38,507           47,994
------------------------------------------------------------=============----============------============-----============
------------------------------------------------------------=============----============------============-----============
   Diluted income (loss) per common share                 $        (0.21)  $        0.51     $        0.22    $        0.95
------------------------------------------------------------=============----============------============-----============
------------------------------------------------------------=============----============------============-----============